xxxxxxx indicates material that has
                              been omitted pursuant to a request
                              for confidential treatment.  Such
                              material has been filed separately
                              with the Securities and Exchange
                              Commission.  The omitted material
                              consists of approximately two
                              pages.



                         AMENDMENT NO. 2
                               TO
                  LIMITED PARTNERSHIP AGREEMENT
                               OF
                   KAAHUMANU CENTER ASSOCIATES



          THIS AMENDMENT is made this 30th day of December, 2002, between MAUI LAND & PINEAPPLE COMPANY, INC., a Hawaii corporation
("MLP") and the EMPLOYEES' RETIREMENT SYSTEM OF THE STATE OF
HAWAII, a quasi-governmental agency ("ERS"):

                        WITNESSETH THAT:

          WHEREAS, MLP and ERS entered into that certain LIMITED PARTNERSHIP AGREEMENT OF KAAHUMANU CENTER ASSOCIATES (as amended, the "L. P. Agreement") dated June 23, 1993, forming a limited partnership ("KCA") to expand, own and operate Kaahumanu Shopping Center ("Center") in Kahului, Maui, Hawaii; and

          WHEREAS, MLP and ERS entered into that certain
AMENDMENT NO. 1 TO LIMITED PARTNERSHIP AGREEMENT OF KAAHUMANU
CENTER ASSOCIATES dated April 27, 1995, and have now agreed to further amend the L. P. Agreement;

          NOW, THEREFORE, in consideration of the premises, the mutual promises, obligations and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, MLP and ERS, intending to be legally bound, do hereby agree as follows:

          The L. P. Agreement shall be and is hereby amended in the following respects:

          A.   xxxxxxx

          B. Contribution of Artwork. MLP shall contribute to the Partnership, the artwork (statue and mural) displayed at the Property and owned by MLP without payment of any kind for the cost of such artwork.

          C.   xxxxxxx

                              xxxxxxx indicates material that has
                              been omitted pursuant to a request
                              for confidential treatment.  Such
                              material has been filed separately
                              with the Securities and Exchange
                              Commission.  The omitted material
                              consists of approximately two
                              pages.



          D.   xxxxxxx

          E.   xxxxxxx

F.   xxxxxxx
          G. Expiration. This Amendment shall remain in effect until December 31, 2003, whereupon it shall terminate and be of no further force and effect; xxxxxxx

          In all other respects the L. P. Agreement shall remain in full force and effect and unchanged except as expressly set forth herein. Capitalized terms herein shall have the meaning set forth in the L. P. Agreement except as otherwise provided herein. Unless expressly modified by this Amendment, the provisions of the L. P. Agreement shall remain unchanged and the provisions hereof shall supplement such unchanged provisions.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers and representatives, each on the day and year first above written.


MAUI LAND & PINEAPPLE COMPANY,    EMPLOYEES' RETIREMENT SYSTEM
INC.                              OF THE STATE OF HAWAII


By /S/ DON YOUNG                  By  /S/ DAVID SHIMABUKURO
 Its  Executive Vice President      Its  Administrator


By  /S/ PAUL J. MEYER             By  /S/ DARWIN HAMAMOTO
 Its  Executive Vice President      Its  Trustee